================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              BancFirst Ohio Corp.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                              BANCFIRST OHIO CORP.
                                 422 MAIN STREET
                             ZANESVILLE, OHIO 43701




To our Stockholders:                                              March 17, 1999



         I am pleased to invite you to attend the annual meeting of shareholders of BancFirst Ohio Corp. to be held on Thursday, April 22, 1999, at 10:00 a.m. at the John McIntire Public Library, 220 North Fifth Street, Zanesville, Ohio.

         Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

         Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

         Thank you for your ongoing support of and continued interest in BancFirst Ohio Corp.


                                   Sincerely,



                                   William F. Randles
                                   Chairman of the Board
                                   BancFirst Ohio Corp.

                       1999 ANNUAL MEETING OF SHAREHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS..........................................................................1

         Q: Why am I receiving these materials?...................................................................2

         Q: What information is contained in these materials?.....................................................2

         Q: What proposals will be voted on at the meeting?.......................................................2

         Q: What shares owned by me can be voted?.................................................................2

         Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?...2

              Shareholder of Record...............................................................................2

              Beneficial Owner....................................................................................2

         Q: How can I vote my shares in person at the meeting?....................................................2

         Q: How can I vote my shares without attending the meeting?...............................................3

         Q: Can I change my vote?.................................................................................3

         Q: How are votes counted?................................................................................3

         Q: What is the voting requirement to approve each of the proposals?......................................3

         Q: What does it mean if I receive more than one proxy or voting instruction card?........................3

         Q:  Where can I find the voting results of the meeting?..................................................3

BANCFIRST SUBSIDIARIES............................................................................................4

         What are the primary subsidiaries of BancFirst?..........................................................4

         Who serves as Directors for the BancFirst subsidiaries?..................................................4

STOCK OWNERSHIP...................................................................................................5

         Who are the largest owners of BancFirst's stock?.........................................................5

         How much stock do BancFirst's directors and executive officers own?......................................6

              Section 16(a) Beneficial Ownership Reporting Compliance.............................................7

BOARD STRUCTURE AND COMPENSATION..................................................................................7

              The Audit Committee.................................................................................7

              Compensation Committee..............................................................................7

              Strategic Planning Committee........................................................................8

              Mergers and Acquisitions Committee..................................................................8

DIRECTOR COMPENSATION ARRANGEMENTS................................................................................8

PROPOSAL NO. 1....................................................................................................9

ELECTION OF DIRECTORS.............................................................................................9

              Class III Directors.................................................................................9

              Directors Continuing in Office......................................................................9

              Class I Directors...................................................................................9

              Class II Directors.................................................................................10

PROPOSAL NO. 2...................................................................................................10

RATIFICATION OF INDEPENDENT ACCOUNTANTS..........................................................................10

EXECUTIVE OFFICERS AND KEY EMPLOYEES.............................................................................11

EXECUTIVE COMPENSATION...........................................................................................13

SUMMARY COMPENSATION TABLE.......................................................................................13

OPTION GRANTS IN LAST FISCAL YEAR................................................................................14

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND..............................................................15

FISCAL YEAR-END OPTION VALUES....................................................................................15

REPORT OF THE COMPENSATION COMMITTEE.............................................................................15

              Compensation Philosophy............................................................................15

              Compensation Vehicles..............................................................................16

              Chief Executive Officer Compensation...............................................................17

              Compensation Committee Interlocks and Insider Participation........................................17

STOCK PERFORMANCE GRAPH..........................................................................................18

COMPARISON OF CUMULATIVE TOTAL RETURN............................................................................18

PLOT POINTS......................................................................................................18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................19

ADDITIONAL QUESTIONS AND INFORMATION REGARDING...................................................................19

THE ANNUAL MEETING AND SHAREHOLDER PROPOSALS.....................................................................19

         Q: What happens if additional proposals are presented at the meeting?...................................19

         Q: What class of shares are entitled to be voted?.......................................................19

         Q: What is the quorum requirement for the meeting?......................................................19

         Q: Who will count the vote?.............................................................................19

         Q: Is my vote confidential?.............................................................................19

         Q: Who will bear the cost of soliciting votes for the meeting?..........................................19

         Q: May I propose actions for consideration at next year's annual meeting of shareholders or nominate individuals to serve as directors?......................................................................20

                              BANCFIRST OHIO CORP.

                                 422 MAIN STREET
                             ZANESVILLE, OHIO 43701
                                 (740) 452-8444

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TIME                         10:00 a.m. on Thursday, April 22, 1999

PLACE                        John McIntire Public Library
                             220 North Fifth Street
                             Zanesville, Ohio

ITEMS OF BUSINESS            (1)   To elect directors
                             (2)   To ratify the appointment of independent
                                   accountants
                             (3)   To consider such other business as may
                                   properly come before the meeting

RECORD DATE                  You are entitled to vote if you were a shareholder
                             at the close of business on Monday, March 1, 1999.

VOTING BY PROXY              Please submit the proxy as soon as possible so that
                             your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this proxy statement and the instructions on the proxy card.


                             By Order of the Board of Directors


                             William F. Randles
                             Chairman of the Board


 This proxy statement and accompanying proxy card are being distributed on or about March 17, 1999.

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of BancFirst Ohio Corp. is providing these proxy materials for you in connection with its annual meeting of shareholders which will take place on April 22, 1999. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1998 Summary Annual Report, and our 1998 Annual Report to Shareholders and Form 10-K for the Year Ended December 31, 1998, are also enclosed.

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A: There are two proposals scheduled to be voted on at the meeting:

  *      The election of directors
  *      The ratification of independent accountants

Q: WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of March 1, 1999, the record date, may be voted by you. These shares include those (1) held directly in your name as a shareholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND
   AS A BENEFICIAL OWNER?

A: Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

   SHAREHOLDER OF RECORD

   If your shares are registered directly in your name with our Transfer Agent, ChaseMellon, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by BancFirst. As a shareholder of record, you have the right to grant your voting proxy directly to BancFirst or to vote in person at the meeting. We have enclosed a proxy card for your use.

   BENEFICIAL OWNER

   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

   EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

   You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the two individuals receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 19. In tabulating the voting results for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

   Upon request, holders of common stock are entitled to cumulative voting in the election of directors of BancFirst. When your shares are voted cumulatively, you multiply the number of your shares by the number of directors to be elected. You may give any one or more of the nominees any portion of your total votes.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
   CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 1999.

   Additional Q&A information regarding the annual meeting and shareholder proposals may be found on pages 19 and 20 below.

                             BANCFIRST SUBSIDIARIES

WHAT ARE THE PRIMARY SUBSIDIARIES OF BANCFIRST?

         BancFirst's banking subsidiary is The First National Bank of Zanesville ("First National"). In May 1998, the Bellbrook Community Bank ("Bellbrook") and County Savings Bank ("County") were merged under the national bank charter of First National. The bank operates as First National Bank in Muskingum County, Ohio and as Bank First National, a division of The First National Bank of Zanesville, in all other areas. It has ten full service banking offices in Muskingum County, six in Licking County, five in Franklin County and two banking locations in the Dayton area. The bank also has business lending centers in Columbus, Cleveland, Cincinnati, and Canton, Ohio; Louisville, Kentucky; and Indianapolis, Indiana. Through First Financial Services Group, N.A., a subsidiary of First National, BancFirst offers complete trust services.

WHO SERVES AS DIRECTORS FOR THE BANCFIRST SUBSIDIARIES?

         Set forth below is information regarding the members of the Board of Directors of each subsidiary of BancFirst:





THE FIRST NATIONAL BANK OF ZANESVILLE
-------------------------------------

WILLIAM F. RANDLES, Chairman of the Board, Area Manager, Time Warner Communications

FRANK J. DOSCH, CLU, CHFC, District Agent, Northwestern Mutual Life, President, The Forker Company

SUSAN S. HENDERSON, Assistant Professor, Muskingum Area Technical College

MILMAN H. LINN, III, President and General Manager Zanesville Stoneware Company

JAMES M. MATESICH, CEO - Operations and Administration, Matesich Distributing
Co.

JAMES H. NICHOLSON, President and CEO of The First National Bank of Zanesville

KARL C. SAUNDERS, M.D., MBA, F.A.C.S., President and CEO of Saunix Management, Ltd., Orthopaedic Surgeon, Orthopaedic Associates, Saunix Management, Ltd.

WILLIAM T. STEWART, PHD, PE, President, Stewart Glapat Corp.

LYNN H. WILLETT, PHD, President, Muskingum Area Technical College

GARY N. FIELDS, President and CEO, BancFirst Ohio Corp.

EDWARD N. COHN, Executive Vice President of The First National Bank of
Zanesville

JAMES L. NICHOLS, Treasurer, The Ohio State University

JOHN W. STRAKER, JR., President, Oxford Oil Company

FIRST FINANCIAL SERVICES GROUP, N.A.
------------------------------------
(Subsidiary of The First National Bank of Zanesville)

MILMAN H. LINN, III, Chairman of the Board, President and General Manager, Zanesville Stoneware Company

JAMES H. NICHOLSON, President and CEO, The First National Bank of Zanesville

ROBERT M. BUTLER, President and CEO, First Financial Services Group, N.A.

FRANK J. DOSCH, CLU, CHFC, District Agent, Northwestern Mutual Life, President, The Foraker Company

SUSAN S. HENDERSON, Assistant Professor, Muskingum Area Technical College

JAMES M. MATESICH, CEO - Operations and Administration, Matesich Distributing
Co.

DIRECTORS EMERITI
-----------------

Robert W. Forker, CLU
Charles A. Gorsuch
Richard O. Johnson
J.W. Straker, Sr.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF BANCFIRST'S STOCK?

         The following table shows the amount of BancFirst common stock beneficially owned by any person or group (other than directors and executive officers of BancFirst) that is the beneficial owner of more than 5% of BancFirst's common stock as of March 1, 1999.

-------------------------------------------- --------------------------------- -------------------------------------
                                                       AGGREGATE NUMBER                       PERCENT OF
                                                           OF SHARES                            SHARES
                NAME AND ADDRESS                      BENEFICIALLY OWNED                    OUTSTANDING (1)
                ----------------                      ------------------                    ---------------
First Financial Services Group N.A.,                      905,967(2)                            11.51%
   Trustee
    422 South Main Street
    Zanesville, OH  43702-2668

J.W. Straker, Sr. 1998 Irrevocable Trust                  535,988(3)                             6.81%
Susan S. Henderson, Trustee
Susan S. Henderson Trust II
Susan S. Henderson
    3606 Maple Avenue
    Zanesville, OH  43701

-------------------------------------------- --------------------------------- -------------------------------------

(1) Percentages based upon 7,870,948 shares of Common Stock outstanding.

(2) Of these shares, First Financial Services Group, N.A. ("FFSG") has no investment power in 231,107 shares and sole voting power in 205,577 shares.

(3) These shares are held in various trusts established by J.W. Straker, Sr. or for which Susan S. Henderson acts as a trustee, and 10,080 shares are held in the name of Susan S. Henderson. Ms. Henderson serves as a director of First National.

HOW MUCH STOCK DO BANCFIRST'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of common stock of BancFirst beneficially owned (unless otherwise indicated) by BancFirst's directors, the executive officers of BancFirst named in the Summary Compensation Table below and the directors and executive officers of BancFirst as a group. Except as otherwise indicated, all information is as of March 1, 1999.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of April 30, 1999 (60 days after the record date of March 1, 1999) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table. In the table below, we have indicated that an individual owns shares directly if such shares are held in his or her name, in the name of a spouse or in the name of a child.

------------------------------------------------------ ---------------------------------------- ----------------------
                        NAME                                         AMOUNT AND                      PERCENT OF
                        ----                                          NATURE OF                        SHARES
                                                              BENEFICIAL OWNERSHIP (1)             OUTSTANDING (2)
                                                              ------------------------             ---------------
Philip E. Burke.....................................             12,546      Direct                       *

Gary N. Fields......................................             10,300      Direct                       *
                                                                  4,035      Indirect (3)
                                                                  2,100      Vested Options

Milman H. Linn, III.................................            131,524      Direct                     2.52%
                                                                 66,804      Indirect (3)

James L. Nichols....................................              4,948      Direct                       *

William F. Randles..................................             25,106      Direct                       *
                                                                  3,570      Indirect (3)

Karl C. Saunders....................................             17,554      Direct                       *
                                                                  2,820      Indirect (3)

John W. Straker, Jr.................................             18,942      Direct                     5.70%
                                                                429,826      Indirect (4)

James H. Nicholson..................................              3,498      Direct                       *
                                                                  8,822      Indirect (3)
                                                                  2,190      Vested Options

Edward N. Cohn......................................             4, 336      Direct                       *
                                                                 13,711      Indirect (3)
                                                                  1,250      Vested Options

Joseph M. Arie......................................                241      Direct                       *
                                                                  5,043      Indirect (3)
                                                                  1,095      Vested Options

Kim M. Taylor.......................................              6,031      Direct                       *
                                                                  4,282      Indirect (3)
                                                                    625      Vested Options

All current directors and executive officers as a               261,933      Direct                    10.49%
   group (19) persons...............................            554,367      Indirect
                                                                  9,330      Vested Options
------------------------------------------------------ ------------------- -------------------- ----------------------
*   Represents less than 1% of the Company's outstanding common stock.

(1) "Vested Options" are stock options which may be exercised as of April 30, 1999.

(2) Percentages are based upon 7,870,948 shares of common stock outstanding on March 1, 1999.

(3)      These shares are held of record by FFSG.

(4) Of these shares, 1,920 are held of record by FFSG and 427,907 are held in the name of Oxford Oil Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our stock. BancFirst believes that during fiscal 1998, its officers, directors and 10% shareholders complied with all
Section 16(a) filing requirements, except two late reports were filed by Mr. Smith related to one transaction for the purchase of 1,000 shares of BancFirst Common Stock and by Mr. Butler related to one transaction for the purchase of 560 shares of BancFirst Common Stock. In making this statement, BancFirst has relied upon the written representations of its directors and officers.


                        BOARD STRUCTURE AND COMPENSATION

         Our Board currently has seven directors (and two vacant positions) and the following 4 committees: (1) Audit, (2) Compensation, (3) Strategic Planning, and (4) Mergers and Acquisitions. The membership during fiscal 1998 and the function of each committee are described below. During 1998, the Board held 12 meetings. Each director attended at least 75% of all Board and applicable committee meetings.

-------------------------------------------- ----------------- ------------------ ---------------- -------------------
                                                                                     STRATEGIC        MERGERS AND
NAME OF DIRECTOR                                  AUDIT          COMPENSATION      PLANNING (1)       ACQUISITIONS
----------------------------                      -----          ------------      ------------       ------------
Non-Employee Directors:
Philip E. Burke............................
Milman H. Linn, III........................                            X                                   X
James L. Nichols...........................         X                  X
William F. Randles.........................                                              X
Karl C. Saunders ..........................         *                  X                 X                 X
John W. Straker, Jr........................         X                  *                 X

Employee Directors:
Gary N. Fields.............................                                              X                 X

Number of Meetings in Fiscal 1998..........         11                 1                 2                 5
-------------------------------------------- ----------------- ------------------ ---------------- -------------------
X = Committee member; * = Chair
(1) Mr. Stewart, a director of First National, is also a member of this committee.


THE AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to the Board for the selection of independent accountants. In discharging its duties, the committee:

         - reviews and approves the scope of the annual audit and the independent accountant's fees;

         - meets independently with our internal auditing staff, our independent accountants and our senior management; and

         - reviews the general scope of our accounting, financial reporting, annual audit and internal audit program, matters relating to internal control systems as well as the results of the annual audit.

COMPENSATION COMMITTEE

         The Compensation Committee is responsible for making recommendations to the Board regarding salaries and bonuses to be paid to executive officers.

STRATEGIC PLANNING COMMITTEE

         The Strategic Planning Committee is responsible for reviewing BancFirst's long-term strategic planning activities and making recommendations and reports to the Board.

MERGERS AND ACQUISITIONS COMMITTEE

         The Mergers and Acquisitions Committee is responsible for merger and acquisition activities in accordance with corporate policy, reviewing preliminary analyses and making recommendations to the Board.


                       DIRECTOR COMPENSATION ARRANGEMENTS

         The following table provides information on BancFirst's compensation and reimbursement practices during 1998 for non-employee directors as well as the range of compensation paid to non-employee directors who served the entire year. Gary N. Fields, who is employed by BancFirst, does not receive any compensation for his Board activities. We have included information with respect to compensation practices of our subsidiaries as well. In May 1998, County and Bellbrook were merged under the charter of First National.

                               COMPENSATION TABLE
                                    FOR 1998

------------------------------------------------------------------------------------- ------------------------------
Annual Director Retainer (BancFirst)                                                                   $5,500
Annual Director Retainer (First National)                                                              $5,500

Annual Retainer for Chairman (BancFirst)                                                              $15,000
Annual Retainer for Chairman (First National)                                                          $5,000

Board Meeting Attendance Fees (per meeting) (BancFirst)                                                  $250
Board Meeting Attendance Fees (per meeting) (First National)                                             $250
Board Meeting Attendance Fees (per meeting) (County)                                                   $1,000
Board Meeting Attendance Fees (per meeting) (Bellbrook)                                                  $200

Committee Meeting Attendance Fees (per meeting) (BancFirst)                                          $250 (1)
Committee Meeting Attendance Fees (per meeting) (First National)                                         $250
Committee Meeting Attendance Fees (per meeting) (County)                                                 $450
Committee Meeting Attendance Fees (per meeting) (Bellbrook)                                              $200

Reimbursement for Expenses Attendant to Board Membership                                                  Yes

Range of Total Cash Compensation Paid to BancFirst Directors (for the year)                 $8,500 -- $28,500

------------------------------------------------------------------------------------- ------------------------------

-------------------------------
(1) Directors receive no compensation for meetings of the Compensation Committee.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors is currently divided into three classes, having three-year terms that expire in successive years. The Company's Articles of Incorporation provide for a Board of Directors composed of not less than seven nor more than fifteen Directors. The Board of Directors has fixed the number of Directors at nine. There are currently two vacant positions on the Board. Your Board of Directors intends to evaluate candidates to fill such vacancies during 1999. If, however, the Board does not identify qualified candidates to fill such vacancies during 1999 or otherwise determines that such vacancies should not be filled, then at next year's annual meeting, the Board will seek your approval to amend the Articles of Incorporation to reduce director classification to two classes in accordance with Ohio law.

         The current three-year term of office of Directors in Class III expires at the 1999 Annual Meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as Class III Directors, be re-elected to Class III for a new term of three years and until their successors are duly elected and qualified.

         Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a Director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

CLASS III DIRECTORS. The Directors standing for election are:

MILMAN H. LINN, III                               Mr. Linn has served as a Director of First National since 1981
Director since 1990                               and a Director of BancFirst since 1990. Mr. Linn serves as
Age 68                                            President of Zanesville Stoneware Co., first elected to that position in June 1957.

JOHN W. STRAKER, JR.                              Mr. Straker began serving as a Director of First National and
Director since 1993                               BancFirst in 1993. Since 1984, Mr. Straker has served as
Age 43                                            President of Oxford Oil Company.


                         DIRECTORS CONTINUING IN OFFICE

CLASS I DIRECTORS. The following Class I Directors were elected at BancFirst's 1997 Annual Meeting for terms ending in 2000:

WILLIAM F. RANDLES                                Mr. Randles has served as a Director of First National since 1984
Director since 1990                               and a Director of BancFirst since 1990. Since January 1996, Mr.
Age 65                                            Randles has served as Chairman of the Board of BancFirst and
                                                  First National. Since 1967, Mr. Randles has been General Manager of T.C.I. Cablevision of Ohio, Inc. which was acquired by Time
                                                  Warner Communications in March 1999. He now serves as Area
                                                  Manager. He also serves as a Director of G-Pax, Inc.

KARL C. SAUNDERS, M.D., MBA, F.A.C.S.             Dr. Saunders has served as a Director of First National since
Director since 1990                               1989 and a Director of BancFirst since 1990. Dr. Saunders is
Age 47                                            President and CEO of Saunix Management, Ltd. and is also an
                                                  Orthopaedic Surgeon with Orthopaedic Associates of Zanesville.

CLASS II DIRECTORS. The following Class II Directors were elected at BancFirst's 1998 Annual Meeting for terms ending in 2001:

PHILIP E. BURKE                                   Mr. Burke has served as a Director of BancFirst since 1996. He
Director since 1996                               serves as a consultant and Director of Burke Products, Inc. since
Age 61                                            1998. Mr. Burke served as President and Chief Executive Officer of Burke Products, Inc. from 1966 to 1998.

GARY N. FIELDS                                    Mr. Fields has served as President and Chief Executive Officer of
Director since 1997                               BancFirst since April 1996 and was appointed a Director of
Age 58                                            BancFirst in September 1996. Mr. Fields also serves as a
                                                  Director of First National. He had served as Vice President of
                                                  BancFirst from February 1994 to April 1996. From September 1991 to
                                                  February 1994, he was employed by Bank One, Columbus where he coordinated the merger of The Central Trust Company of Central Ohio into Bank One. From September 1986 to September 1991, he served as
                                                  President of The Central Trust Company of Central Ohio.

JAMES L. NICHOLS                                  Mr. Nichols has served as a Director of BancFirst since September
Director since 1997                               1996 and also serves as a Director of First National. Mr.
Age 55                                            Nichols has served as the Treasurer of the Ohio State University since 1981.


                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers, L.L.P. as BancFirst's independent accountants to audit BancFirst's consolidated financial statements for the year ended December 31, 1999. During 1998, PricewaterhouseCoopers, L.L.P., served as BancFirst's independent accountants and provided certain tax and consulting services. Representatives of PricewaterhouseCoopers, L.L.P. are expected to attend the meeting where they will be available to respond to questions and, if they desire, to make a statement.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, L.L.P. AS BANCFIRST'S INDEPENDENT ACCOUNTANTS FOR 1999. If the appointment is not ratified, our Board will select other independent accountants.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table provides information regarding each of BancFirst's executive officers and certain key employers. All officers are elected by the Board of Directors to serve one year terms. Effective May 16, 1998, County and Bellbrook were merged under the charter of First National.

NAME                                                     AGE                   POSITION
----                                                     ---                   --------
Gary N. Fields                                           58                    President, Chief Executive Officer
                                                                               and Director of BancFirst; Director
                                                                               of First National

James H. Nicholson (1)                                   36                    Vice President and Secretary of
                                                                               BancFirst; President, Chief
                                                                               Executive Officer and Director of
                                                                               First National

Edward N. Cohn (2)                                       40                    Vice President of BancFirst;
                                                                               Executive Vice President and Chief
                                                                               Operating Officer and Director of
                                                                               First National

Ingrid H. Phillips (3)                                   42                    Senior Vice President of First
                                                                               National

Kim M. Taylor (4)                                        43                    Treasurer and Chief Financial
                                                                               Officer of BancFirst; Senior Vice
                                                                               President and Chief Financial
                                                                               Officer of First National

Robert M. Butler (5)                                     52                    Senior Vice President of First
                                                                               National, President and Chief
                                                                               Executive Officer of FFSG, NA

Joseph M. Arie (6)                                       41                    Senior Vice President of First
                                                                               National

Charles E. White (7)                                     59                    Senior Vice President of First
                                                                               National

Gary L. McGlaughlin (8)                                  49                    Senior Vice President of First
                                                                               National

Kevin W. Nelson (9)                                      35                    Vice President of First National

Gary C. Smith (10)                                       51                    Senior Vice President of First
                                                                               National

Thomas J. Selock (11)                                    46                    Senior Vice President of First
                                                                               National

Dennis K. Miller (12)                                    51                    Senior Vice President of First
                                                                               National
--------------------------

(1) James H. Nicholson has served as Secretary of BancFirst since April 1991, Vice President of BancFirst since September 1996, and President and Chief Executive Officer and Director of First National since February 1997. Mr. Nicholson served as Executive Vice President of First National from May 1996 to January 1997 and Chief Operating Officer of First National from August 1996 to January 1997. Mr. Nicholson served as Chief Financial Officer of First National from April 1994 to September 1996, served as Controller of First National from June 1990 to April 1994 and served as Treasurer of BancFirst from April 1991 to September 1996.

(2) Edward N. Cohn has served as Vice President of BancFirst since September 1996. He served as Executive Vice President, Chief Operating Officer and Franklin County Divisional President and Director of First National since May 1998. Mr. Cohn served as Chairman of the Board of Directors and President of County from September 1993. Prior to September 1993, Mr. Cohn served as a Director and as President of the Licking and Franklin County Divisions for County.

(3) Ingrid H. Phillips has served as Senior Vice President of First National since May 1998. She served as Vice President of Human Resources of BancFirst from February 1997 to May 1998. Ms. Phillips served as Senior Vice President of County since February 1993. Prior to February 1993, Ms. Phillips served as Vice President/Controller of County.

(4) Kim M. Taylor has served as Chief Financial Officer/Treasurer of BancFirst since September 1996. He has served as Senior Vice President and Chief Financial Officer of First National since May 1998. Mr. Taylor served as Senior Vice President of County since 1993 and as Chief Financial Officer since September 1993. Prior to February 1993, Mr. Taylor served as Vice President of Finance/Treasurer of County.

(5) Robert M. Butler has served as Senior Vice President of First National since February 1995 and President of FFSG, NA since July 1996. From August 1993 to February 1995, Mr. Butler served as Senior Vice President of the Trust Company of Kentucky, Ashland, Kentucky. From July 1989 to July 1993, he served as Vice President and Senior Trust Officer of United Southern Bank, Estis, Florida.

(6) Joseph M. Arie has served as Senior Vice President and Senior Commercial Lending Officer of First National since May 1998. He served as Senior Lending/Senior Credit Officer of First National since November 1996. From June 1992 to March 1996, Mr. Arie served as Vice President and Manager of the Columbus Small Business Lending Center. From January 1987 to May 1992, Mr. Arie served as Vice President, Commercial Lending Officer for Busey Bank, Urbana, Illinois.

(7) Charles E. White has served as Senior Vice President of First National since November 1987.

(8) Gary L. McGlaughlin has served as Senior Vice President of First National since May 1998. He served as Executive Vice President and Chief Lending Officer of County since 1993. Prior to February 1993, Mr. McGlaughlin served as Chief Lending Officer of County.

(9) Kevin W. Nelson has served as Vice President of First National and Dayton Area Divisional President since May 1998. He served as President and CEO of Bellbrook from February 1998. Mr. Nelson joined Bellbrook in February 1997, serving as the bank's Senior Lending Officer. From October 1995 to February 1997, Mr. Nelson served as Assistant Vice President, United National Bank and Trust Co., Canton, Ohio. From September 1988 to October 1995, he served as Assistant Vice President, Consumer Loan Officer, Elyria Savings and Trust National Bank, Elyria, Ohio.

(10) Gary C. Smith has served as Senior Vice President of First National, Licking County Divisional President since May 1998. He served as President of County, Licking County Division, since August 1997. From August 1993 to August 1997, Mr. Smith served as Senior Vice President/Senior Lending Officer of Elyria Savings & Trust National Bank, Elyria, Ohio. From August 1991 to August 1993, he served as Division President, Peoples Bank, Marietta, Ohio.

(11) Thomas J. Selock has served as Senior Vice President of First National, Executive Vice President Muskingum County Division since May 1998. He served as Executive Vice President of First National since November 1997. From September 1991, he served as Vice President of Commercial Lending for Bank One Cambridge, N.A.

(12) Dennis K. Miller, Sr., CBA, CFSA, has served as Senior Vice President and Senior Operations Officer since February of 1999. From November 1997 to February 1999, he served as Director of Audit for BancFirst Ohio Corp. Prior to November 1997, Mr. Miller was Senior Vice President and Chief Operations Officer of PremierBank and Trust in Elyria, Ohio.

                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by BancFirst's Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ending December 31, 1998, as well as their compensation for the fiscal years ending December 31, 1997 and 1996.


                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                         ANNUAL COMPENSATION                     COMPENSATION AWARDS
                           -------------------------------------------------     -------------------

                                                                               RESTRICTED
NAME AND PRINCIPAL                                            OTHER ANNUAL       STOCK       SECURITIES       ALL OTHER
POSITION                                                      COMPENSATION       AWARDS      UNDERLYING      COMPENSATION
                           YEAR     SALARY ($)    BONUS ($)      ($)(1)          ($)(2)      OPTIONS (#)         ($)
-------------------------- ------- ------------ ------------ ---------------- ------------- --------------- ---------------
Gary N. Fields             1998        165,923        9,000        --               1,000          10,333       18,100 (4)
Chief Executive Officer    1997        155,712       28,875        --              28,875           4,200         21,770
of BancFirst (3)           1996        129,490       60,000        --                   0               0         19,362

James H. Nicholson         1998        160,000       10,500        --              10,500          10,000        15,796(4)
President of First         1997        129,245       40,000        --              40,000           4,380         19,793
National                   1996         91,211       60,000        --                   0               0         17,759

Edward N. Cohn             1998        182,692            0        --                   0           9,000         9,612(4)
Executive Vice President   1997        200,000       17,630        --              17,630           2,500          9,080
of First National          1996      71,538(5)       40,380        --                   0               0          8,950


Joseph M. Arie             1998        103,462       12,500        --              12,500           4,500        15,619(4)
Senior Vice President      1997        116,693       26,035        --              26,035           2,190          17,313
of First National          1996         93,513       10,000        --                   0               0          16,741

Kim M. Taylor              1998        114,231        5,500        --               5,500           3,218          9,177(4)
Chief Financial Officer    1997        113,937       15,000        --              15,000           1,250           8,664
of BancFirst               1996      33,623(6)       21,709        --                   0               0           7,150

---------------


(1) The aggregate amount of perquisite compensation to be reported herein is less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(2) Represents the dollar value of stock awarded to the officer, at his election, pursuant to BancFirst's Bonus Shares Program whereby the named officer was permitted to forego a portion of his bonus and receive shares of BancFirst's stock. Pursuant to such plan, if the officer holds such shares for a period of 5 years from such issuance, BancFirst will issue additional stock to such officer in an amount equal to 50% of such original award.

(3) Mr. Fields joined BancFirst in February 1994, and was elected Chief Executive Officer of BancFirst in April 1996.

(4) Represents dollar value of term life insurance premiums paid by BancFirst on behalf of Messrs. Fields ($2,700), Nicholson ($396), Cohn ($612), Arie ($510) and Taylor ($571) and BancFirst contributions to defined contribution plans on behalf of Messrs. Fields ($15,400), Nicholson ($15,400), Cohn ($9,000), Arie ($15,109) and Taylor ($8,606).

(5) Mr. Cohn joined BancFirst on August 14, 1996 in connection with the consummation of BancFirst's acquisition of County.

(6) Mr. Taylor joined BancFirst on August 14, 1996 in connection with the consummation of BancFirst's acquisition of County.



                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants in 1998 to each of the named executive officers.


                                                                    INDIVIDUAL GRANTS
                          -------------------------------------------------------------------------------------------------------
                              Number of          % of Total
                              Securities      Options Granted
                              Underlying      to Employees in    Exercise Price     Expiration    Market Value     Grant Date
Name                      Options Granted(2)      1998(3)         ($/Share)(4)         Date      on Grant Date   Present Value(5)
-----------------         ------------------- ----------------- ------------------ ------------- --------------- ----------------
Gary N. Fields                  10,333             12.16%         $32.00-$36.00      12/28/18        $30.00          $96,097


James H. Nicholson              10,000             11.76%         $32.00-$36.00      12/28/18        $30.00          $93,000

Edward N. Cohn                   9,000             10.59%         $32.00-$36.00      12/28/18        $30.00          $83,700

Joseph M. Arie                   4,500              5.29%         $32.00-$36.00      12/28/18        $30.00          $41,850

Kim M. Taylor                    3,218              3.79%         $32.00-$36.00      12/28/18        $30.00          $29,927

-----------------

(1) No stock appreciation rights were granted to executive officers in 1998.

(2) The options granted in 1998 are exercisable 25% after the first year from the grant date, 50% after the second year, 75% after the third year and 100% after the fourth year.

(3) BancFirst granted options to purchase an aggregate of 85,000 shares to employees in 1998.

(4) For each of the named executive officers, the exercise price for 25% of the options granted is $30.00, for 25% of the options granted is $32.00, for 25% of the options granted is $34.00 and for 25% of the options granted is $36.00.

(5) BancFirst used the Black-Scholes model of option valuation to determine the grant date present value. BancFirst does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculation of the valuation assumes an interest rate (risk-free rate of return) of 4.75%; annual dividend yield of 2.00%; and volatility of 31.37%.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table provides information on option exercises in 1998 by each of the named executive officers and the values of each of such officer's unexercised options at December 31, 1998.

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED IN-THE-MONEY
                                                                  UNDERLYING                           OPTIONS AT
                                                            UNEXERCISED OPTIONS AT               DECEMBER 31, 1998(1)
                                                                DECEMBER 31, 1998          ----------------------------------
                                                        ----------------------------
                             Number of
                          Shares Acquired    Value
Name                        on Exercise     Realized    Exercisable    Unexercisable       Exercisable         Unexercisable
-----------------         ---------------   --------    -----------    -------------       -----------         -------------
Gary N. Fields                   0             $0          2,100           8,233             $14,438                $ 25,381

James H. Nicholson               0             $0          2,190          16,570             $15,056                $ 26,396

Edward N. Cohn                   0             $0          1,250          12,750             $ 8,594                $ 15,375

Joseph M. Arie                   0             $0          1,095           7,785             $ 7,528                $ 13,151

Kim M. Taylor                    0             $0            625           5,093             $ 4,297                $  7,567
--------------


(1) The value of unexercised options is based upon the difference between the exercise price and the average of the high and low market prices on December 31, 1998 of $30.375.


                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that BancFirst Ohio Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and no member has any direct or indirect material interest in or relationship with BancFirst except his stock ownership and position as a director. The Compensation Committee of the Board of Directors has not formalized a policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code, but intends to study BancFirst's compensation plans to develop a formal policy, if necessary.

COMPENSATION PHILOSOPHY

         The goals of the compensation program are to align compensation with business objectives and performance, and to enable BancFirst to attract, retain and reward executive officers whose contributions are critical to the long-term success of BancFirst. BancFirst is committed to maintaining a competitive pay program that helps attract and retain experienced, highly effective personnel. Historically, to ensure that pay is competitive, BancFirst has compared its pay practices with those of other comparable mid-western high-performing financial service organizations and sets its pay parameters based on this review. The banks surveyed do not include the NASDAQ bank industry index set forth in the corporate performance graph, but were selected by the Compensation Committee as a peer group solely for the purposes of determining compensation levels.

         Generally, executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as earnings, return on assets, return on equity and strategic initiatives. None of the factors included in BancFirst's strategic and business goals is assigned a specific weight. Instead, the Compensation Committee recognizes that these factors may change in order to adapt to specific business challenges and to changing economic and marketplace conditions. Individual performance is evaluated by reviewing organizational and management development progress and the degree to which teamwork and Company values are fostered.

COMPENSATION VEHICLES

         BancFirst's total compensation program historically consisted solely of cash compensation. In 1997, the Board of Directors adopted an equity-based compensation system, which was approved by the shareholders in 1998. BancFirst believes that having such a compensation program allows BancFirst to attract and retain key employees and permits it to provide useful products and services to its customers, enhance shareholder value, encourage innovation, foster teamwork and adequately reward employees.

         SALARY. The Named Officers of BancFirst, other than Mr. Fields, receive no compensation from BancFirst, but are paid by First National for services rendered in their capacities as executive officers of First National. Generally, the Compensation Committee reviews and recommends to the Board of Directors the compensation of the chief executive officer, consisting of base salary, bonus and any equity-based compensation. The chief executive officer of First National establishes the salary and bonus levels of the other executive officers within that organization. The executive compensation levels were based on a subjective performance review of each officer and the performance of his or her area of responsibility. The compensation components for executive officers, other than the chief executive officer, do not relate directly to specific Company performance or any targeted performance factors. These recommendations were made to the respective boards and ratified by board action.

         BONUS. The Named Officers of BancFirst, other than Mr. Fields, are paid by First National for services rendered in their capacities as executive officers of the respective subsidiary. The bonus levels for the named officers, other than Mr. Fields, were determined by the Board of Directors, based on a subjective performance review of such officer and the performance of his or her area of responsibility.

         For 1998, the Compensation Committee set forth criteria for the 1998 bonus plan for Mr. Fields. To be eligible to receive bonus payments under the plan, BancFirst was required to meet certain enumerated specifications. Under such plan, Mr. Fields would receive a bonus for achievement by BancFirst of certain targeted performance levels related to earnings, return on assets and return on equity. For achievement of budgeted after-tax net income per share, Mr. Fields would be paid 22.5% of his base salary. For achievement of less than 100% of the budget but at least 95% of the budget, Mr. Fields would be paid 11.25% of his base salary. For achievement of budget plus each $0.10 per share increment, Mr. Fields would be paid an additional 5% of his base salary.

         For achievement of budgeted return on average assets, Mr. Fields would be paid 3.75% of his base salary. For achievement of less than 100% of budget, but at least 95%, Mr. Fields would be paid 2% of his base salary. For achievement of budget plus an additional .20%, Mr. Fields would be paid 5% of his base salary.

         Finally, for achievement of budgeted return on equity, Mr. Fields would be paid 11.25% of his base salary. For achievement of less than 100% of budget, but at least 95% of budget, Mr. Fields would be paid 6% of his base salary. For achievement of budget plus .50%, Mr. Fields would be paid 15% of his base salary.

         The plan also provides for a reduction in any earned bonus if certain enumerated adverse events occurred during 1998.

         BONUS SHARES PROGRAM. The Compensation Committee believes that as employees own more shares of BancFirst, they will incorporate the views of the shareholder into their daily work activities. Thus, all employees who are eligible to receive an annual bonus in excess of $1,000 will be required to receive a minimum of 10% of that annual bonus in stock. The employee may then elect to receive up to an additional 40% of the annual bonus in stock. If the employee holds these shares for five years, BancFirst will issue 1/2 share for each share held for this period. The Compensation Committee believes that the matching shares provided to the employee after the holding period provide a reward for holding the stock and growing its value.

         STOCK INCENTIVE AWARDS. The purpose of this program is to provide additional incentives to employees to work to maximize shareholder value. BancFirst also recognizes that a stock incentive program is a necessary element of a competitive compensation package for its employees. The program utilizes vesting periods to encourage its employees to continue in the employ of BancFirst and thereby acts as a retention device. BancFirst believes that the program encourages employees to maintain a long-term perspective.

         The stock incentive plan provides a 7% escalation in the exercise price over the first four years after the award and during the vesting period. The value to the executive officer is created over the holding period when the stock price escalates in value, compared with the exercise price to which he or she is entitled. In determining the size of an option award for an executive officer, the Compensation Committee's primary considerations are the "grant value" of the award and the performance of the officer measured against the salary performance criteria described above in determining salary. To determine the grant value guidelines for option awards, BancFirst surveys the same group of companies that are surveyed for salary purposes. BancFirst compares an option's market value, determined by assuming an annual increase in the market value of the underlying shares of Common Stock during the term of the option, to the cash component of compensation for a given executive position.

         Based upon a survey of the cash and equity components of compensation for comparable positions in the market, BancFirst has determined that its compensation goals for 1998 were to provide approximately 50% of the targeted compensation in the form of salary, approximately 25% of the compensation in the form of bonus, and approximately 25% of the compensation in the form of stock options. BancFirst will determine the percentage make-up of the total targeted compensation package annually.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Fields has been President and Chief Executive Officer of BancFirst since April 1996. The Compensation Committee employed the factors and policies described above in determining Mr. Fields' fiscal 1998 total compensation. The financial performance of BancFirst for 1998 did not meet the criteria required for the payment of a bonus to Mr. Fields. The Compensation Committee did, however, grant a $10,000 bonus to Mr. Fields in recognition of the overall progress of BancFirst in the ongoing consolidation process.

         In determining Mr. Fields' stock incentive awards, BancFirst followed the same policy described above for other executive officers. Stock options are granted to encourage and facilitate stock ownership by the executive officers and to strengthen both their personal commitment to BancFirst and a longer term perspective on their managerial responsibilities.

         In December 1998, the Compensation Committee granted Mr. Fields options to purchase 10,333 shares. The options vest over a period of four years. A total of 25% of the options are exercisable at $30.00 per share (equal to the fair market value of BancFirst's common stock on the date of grant), 25% of the options are exercisable at a price of $32.00 per share, 25% of the options are exercisable at a price of $34.00 per share and 25% of the options are exercisable at a price of $36.00 per share. In granting the options to Mr. Fields, the Compensation Committee reviewed the grant value guidelines described above, evaluated his performance against performance criteria described above and considered competitive data showing total direct compensation for Mr. Fields and comparable chief executive officers of other mid-western high-performing financial service organizations.

         During 1998, no recommendation of the Compensation Committee regarding the Chief Executive Officer's compensation or any determination regarding executive compensation was in any material way modified or rejected by the Board of Directors.

                                    Milman H. Linn, III
                                    James L. Nichols
                                    Karl C. Saunders
                                    John W. Straker, Jr.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1998, Messrs. Linn, Nichols, Saunders, and Straker served as members of the Compensation Committee of BancFirst's Board of Directors. The Compensation Committee determined the compensation level of the Chief Executive Officer. Mr. Fields, Chief Executive Officer of BancFirst, determined the compensation levels of each of the other executive officers of BancFirst.

                             STOCK PERFORMANCE GRAPH


         The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent BancFirst Ohio Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The graph below compares the yearly percentage change in the cumulative shareholder return on BancFirst's Common Stock with the cumulative return of the Total Return Index for the NASDAQ Stocks and the NASDAQ Bank Industry Index (SIC Codes 602 and 671) for the period of five fiscal years. The graph assumes reinvestment of all dividends paid on BancFirst's Common Stock. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
          BANCFIRST OHIO CORP., TOTAL NASDAQ STOCKS, NASDAQ BANK STOCKS




           Assumes that the value of the investment in BancFirst Ohio
          Corp. Stock and each index was $100 at December 31, 1993 and that all dividends were reinvested.

                                                    PLOT POINTS

                                      1993        1994        1995          1996          1997        1998
                                      ----        ----        ----          ----          ----        ----
BancFirst                              100       103.68       138.59       145.36         229.90     293.33
Nasdaq Stocks                          100        97.75       138.26       170.01         208.58     293.21
Nasdaq Bank Stocks                     100        99.64       148.38       195.91         328.02     324.90

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Several directors of BancFirst are affiliated with entities engaged in various levels of business activity with First National. These and other transactions of First National with officers, directors, employees, principal shareholders or affiliates have been or will be (i) made in the ordinary course of business; (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (iii) such that they did not or do not involve more than the normal risk of collectibility or present other unfavorable features.


                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND SHAREHOLDER PROPOSALS


Q: WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Edward N. Cohn and James
   H. Nicholson, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q: WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our common stock outstanding as of the close of business on March 1, 1999, the record date, is entitled to one vote at the annual meeting. On the record date, we had approximately 8,080,467 shares of common stock issued and 7,870,948 shares outstanding.

Q: WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q: WHO WILL COUNT THE VOTE?

A: A representative of ChaseMellon, BancFirst's transfer agent, will tabulate the votes and act as the inspector of election.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within BancFirst or to third parties except
   (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to BancFirst management.

Q: WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: BancFirst will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF
   SHAREHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future shareholder meetings, including director nominations.

   SHAREHOLDER PROPOSALS: In order for a shareholder proposal to be considered for inclusion in BancFirst's proxy statement for next year's annual meeting, the written proposal must be received by BancFirst no later than December 24, 1999. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. Similarly, in order for a shareholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by BancFirst no later than February 16, 2000.

   NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board. In addition, our Code of Regulations permit shareholders to nominate directors at a shareholder meeting. In order to make a director nomination at a shareholder meeting it is necessary that you notify BancFirst not fewer than 15 days (and not more than 50 days) in advance of the annual meeting of shareholders. In addition, the notice must meet all other requirements contained in our Code of Regulations.

   COPY OF CODE OF REGULATIONS PROVISIONS: You may contact the BancFirst Corporate Secretary at our Company headquarters for a copy of the relevant Code of Regulations provisions regarding the requirements for making shareholder proposals and nominating director candidates.


                                              By Order of the Board of Directors




                                              William F. Randles
                                              Chairman of the Board

                                              March 17, 1999

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